UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2024

Oscar Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40154	46-1315570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Varick Street, 5th Floor
New York, New York 10013
(Address of Principal Executive Offices) (Zip Code)

(646) 403-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	OSCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Oscar Health, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 10, 2024 (the “Record Date”), there were 201,466,384 shares of Class A common stock outstanding, each share being entitled to one vote, and 35,514,201 shares of Class B common stock outstanding, each share of Class B common stock being entitled to 20 votes (the Class A common stock and Class B common stock, collectively, the “Common Stock”). Accordingly, as of the Record Date, there were 201,466,384 Class A common stock votes and 710,284,020 Class B common stock votes, respectively, available to be cast, for a total of 911,750,404 votes available to be cast. At the Annual Meeting, the holders of 862,222,532 votes of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2024.

Item 1 - Election of ten directors to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

Nominee	Votes FOR	Votes WITHHELD	Broker Non-Votes
Mark T. Bertolini	840,385,804	995,581	20,841,147
Jeffery H. Boyd	838,844,381	2,537,004	20,841,147
William Gassen III	839,353,787	2,027,598	20,841,147
Joshua Kushner	795,914,488	45,466,897	20,841,147
Laura Lang	828,871,267	12,510,118	20,841,147
David Plouffe	839,076,028	2,305,357	20,841,147
Elbert O. Robinson, Jr.	840,232,216	1,149,169	20,841,147
Siddhartha Sankaran	835,849,067	5,532,318	20,841,147
Mario Schlosser	836,093,799	5,287,586	20,841,147
Vanessa A. Wittman	840,303,047	1,078,338	20,841,147

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
861,722,397	440,912	59,223	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
790,922,167	50,399,416	59,802	20,841,147

Based on the foregoing votes, the ten director nominees were elected, and Items 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oscar Health, Inc.

Date: June 11, 2024	By:	/s/ Ranmali Bopitiya
Ranmali Bopitiya
Chief Legal Officer